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                                                                    EXHIBIT 10.2

                     REGISTRATION RIGHTS JOINDER AGREEMENT
                     -------------------------------------

          THIS JOINDER AGREEMENT (this "Agreement") is made and entered into as of August 3, 1998, by and among ACSYS, INC., a Georgia corporation (the "Company"), and the shareholders thereof whose signatures appear below (the "New Shareholders").

                                   Premises
                                   --------

          Pursuant to an Agreement and Plan of Merger, dated as of August 3, 1998 (the "Merger Agreement"), by and among Acsys, SE Merger Subsidiary, Inc., a Delaware corporation that is a wholly-owned subsidiary of Acsys ("Acquiror Sub"), Staffing Edge, Inc., a Delaware corporation ("Staffing Edge"), and certain stockholders of the Staffing Edge (each a "Stockholder" and collectively the "Stockholders"), the New Shareholders have become shareholders of the Company and as such desire to derive the benefits and burdens associated with being a shareholder of the Company.

          The Company is party to an Amended and Restated Registration Rights Agreement, dated as of September 3, 1997 (as the same may be further amended from time to time, the "Registration Rights Agreement"), with the Company's existing shareholders ("Existing Shareholders") governing certain rights and obligations of the Existing Shareholders as shareholders of the Company. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each New Shareholder hereby agree as follows:

          1. The Company and each of the New Shareholders agrees that, from and after the Effective Time (as defined in the Merger Agreement), by virtue of such New Shareholders' execution of this Agreement, (i) each of the New Shareholders shall, without any further action on the part of the Company or either of the New Shareholders, become parties to the Registration Rights Agreement subject to and bound by all the terms and provisions of the Registration Rights Agreement pursuant to Section 2.10 thereof, (ii) the shares of Company Common Stock received by the New Shareholders in the Merger (as defined in the Merger Agreement) shall be "Merger Shares" for all purposes under the Shareholders Agreement, and (iii) each of the New Shareholders shall be a "Shareholder" for purposes of the Shareholders Agreement. The Company represents and warrants to the New Shareholders that the Board of Directors has approved this Agreement as required by Section 2.10 of the Registration Rights Agreement.

          2. A legend in substantially the form required by Section 3.2 of the Registration Rights Agreement shall appear on each certificate representing shares of
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Company Common Stock issued to the New Shareholders pursuant to the purchase of
Company Common Stock.

          IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed by its duly authorized representative as an agreement under seal as of the date first above written.


                                    ACSYS, INC.


                                    By: /s/ Timothy Mann, Jr.
                                       ---------------------------------
                                    Name: Timothy Mann, Jr.
                                    Title: Chief Executive Officer



                                    NEW SHAREHOLDERS:



                                    /s/ Ronald R. Smith
                                    ------------------------------------
                                    RONALD R. SMITH



                                    /s/ Edward C. James
                                    ------------------------------------
                                    EDWARD C. JAMES



                                    /s/ Aaron Smith
                                    ------------------------------------
                                    AARON SMITH



                                    /s/ John Smidt
                                    ------------------------------------
                                    JOHN SMIDT




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